UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

Epoxy, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53669	26-1823118
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2518 Anthem Village Drive, Suite 100
 Henderson NV 89052

(Address of Principal Executive Offices)

1-702-350-2449

  (Registrant’s telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Company’s Certifying Accountant.

(a) Effective February 2, 2017, Epoxy, Inc. (the “Company”) dismissed Malone Bailey, LLP (“Malone”) as the Company’s independent registered public accounting firm. The dismissal was recommended and approved by the Company’s board of directors.

The reports of Malone regarding the Company’s financial statements for each of the two most recent fiscal years of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years of the Company and through February 2, 2017, there were (i) no disagreements between the Company and Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused Malone to make reference thereto in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Malone with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Malone provided a letter, dated May 31, 2017 stating its agreement with such statements as related to Malone, which is attached as Exhibit 16 to this Form 8-K.

(b) On February 2, 2017, the Company engaged Heaton & Company, PLLC (“Heaton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through February 2, 2017, neither the Company nor anyone acting on its behalf consulted with Heaton regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Heaton, nor did Heaton provide written or oral advice to the Company that Heaton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit 16.1	Letter on Change in Certifying Accountant dated May 31, 2017 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Epoxy, Inc.

Date: May 31, 2017

By:	/s/ David Gasparine
David Gasparine
Chief Executive Officer and Chief Financial Officer